UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2006
HOME CITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	0-21809	34-1839475

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2454 N. Limestone Street, Springfield, Ohio 45503

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (937) 390-0470

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01 Other Events.
     On January 26, 2006, Home City Financial Corporation issued a press release announcing plans to undertake a “going private transaction” to terminate the registration of its common shares under the Securities Exchange Act of 1934. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (a) and (b). Not applicable.
     (c) Exhibits.
          See Index to Exhibits.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME CITY FINANCIAL CORPORATION

By:	/s/ J. William Stapleton

J. William Stapleton President, Chief Executive Officer & Chief Operating Officer
Date: January 26, 2006

INDEX TO EXHIBITS

Exhibit Number	Description

99	Press Release dated January 26, 2006